SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 30,1999




                         ADRENALIN INTERACTIVE, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



        Delaware                        0-27828           13-3779546
        --------                        -------           ----------
(State or other jurisdiction of     (Commission File      (IRS Employer
     incorporation)                     Number)         Identification No.)


            5301 Beethoven Street, Los Angeles, California       90066
            ----------------------------------------------       -----
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:      (310) 821-7880


                  -----------------------------------------
        (Former name or former address, if changed since last report)




                            Exhibit Index on Page 4



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ITEM 5.     OTHER EVENTS.

            Attached hereto as Exhibit 99 is a Press Release dated April 30, 1999 issued by the Registrant.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (C)   EXHIBITS

            (99)  Press release dated April 30, 1999 issued by the Registrant.





























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



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    ADRENALIN INTERACTIVE, INC.


April 30, 1999                By:  /s/ Jay Smith, III
                                   -----------------------------------
                                   Jay Smith, III, President and
                                   Chief Executive Officer






















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



                                  EXHIBIT INDEX

Exhibit                                                               Page
-------                                                               ----

   99       Press Release dated April 30, 1999 issued by the            5
            Registrant.































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

                                                                      EXHIBIT 99
                                                                      ----------


                                                           FOR IMMEDIATE RELEASE


CONTACT:
                                              Stephen D. Axelrod, CFA
                                              Nancy S. L. Block
Jay Smith, CEO                                Susan T. Bolen (Media)
ADRENALIN INTERACTIVE INC.                    WOLFE AXELROD ASSOCIATES
(310) 821-7880, (310) 821-4251 fax            (212) 370-4500, (212) 370-4505 fax
e-mail: jsmith@adrenalin.com                  e-mail: steve@wolfeaxelrod.com
http://www.adrenalin.com

                        DOW JONES ERRONEOUSLY REPORTS
                         ADRENALIN FINANCING DETAILS

Los Angeles, CA, April 30, 1999 --- Adrenalin Interactive Inc. (NASDAQ: ADRN) noted that Dow Jones erroneously reported the details of the proposed private placement financing planned by Adrenalin.

As clearly stated in Adrenalin's press release, if the merger is completed the warrants to be issued as part of the private placement will expire without ever having been exercisable.

Management of both companies have a high degree of confidence that the merger will be consummated resulting in the expiration of the warrants. Management also noted that under Rule 506, the shares issued in the transaction will be restricted under the terms of the Securities Act of 1933, as was indicated in the press release.

For additional information regarding the financing plan, please refer to the Form 8-K filed with the Securities and Exchange Commission.

                            -------------------------

The offer and sale of the securities referred to herein have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or qualified under any state or non-U.S. securities laws, such securities are being offered and sold in reliance on the exemptions afforded by Regulation D promulgated under the Securities Act. The securities may not be transferred or resold without registration and qualification under the Securities Act and applicable state and non-U.S. securities laws, unless an exemption from registration and qualification under the Securities Act and such laws is then available.

The statements set forth above with respect to the proposed acquisition are forward looking statements within the meaning of that term in the Private Securities Litigation Reform Act of 1995. As such, they are inherently uncertain and should not be unduly relied upon. As to the consummation of the proposed acquisition, uncertainties include the ability of the parties to negotiate related agreements, completion of satisfactory due diligence by both parties, the receipt of approval by Adrenalin's shareholders, the satisfaction of other conditions to closing and other uncertainties normally associated with the consummation of business acquisitions.


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